EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the quarterly report of bebe stores, inc. (the “Company”) on Form 10-Q for the quarter ended April 7, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Walter Parks, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 17, 2007	/s/ Walter Parks

Walter Parks
Chief Operating Officer and
Chief Financial Officer

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